UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2026

Rainier Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43462	98-1782716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Penn Plaza, 48th Floor

New York, NY 10119

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 465-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-quarter of one redeemable Warrant to acquire one Class A ordinary share	RNAQU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	RNAQ	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RNAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Separation of Class A Ordinary Shares and Warrants

On September 11, 2026, Rainier Acquisition Corporation (the “Company”) announced that, commencing on September 14, 2026, the holders of the units issued in its initial public offering (the “Units”), each Unit consisting of one Class A ordinary share, par value $0.0001 per share of the Company (the “Class A Ordinary Share”), and one-quarter of one redeemable warrant of the Company (the “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, may elect to separately trade the Class A Ordinary Shares and the Warrants included in the Units. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. The Class A ordinary shares and warrants that are separated will begin trading on September 15, 2026 on the Nasdaq Capital Market under the symbols “RNAQ” and “RNAQW,” respectively. Any Units not separated will continue to trade on the Nasdaq Capital Market under the symbol “RNAQU.” Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Class A Ordinary Shares and Warrants.

A copy of the press release announcing the separate trading of the Class A Ordinary Shares and Warrants is attached as Exhibit 99.1 on this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINIER ACQUISITION CORPORATION

Date: September 11, 2026	By:	/s/ Gbola Amusa
		Name:	Gbola Amusa, M.D., CFA
		Title:	Chief Executive Officer